UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) September 24, 2012

OLD REPUBLIC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

307 North Michigan Avenue, Chicago, Illinois  60601

(Address of principal executive offices)  (Zip Code)

(312) 346-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 24, 2012, Old Republic International Corporation announced that its flagship mortgage guaranty insurance subsidiary, Republic Mortgage Insurance Company ("RMIC"), had received from the North Carolina Department of Insurance ("NC DOI") a Notice of Hearing dated September 20, 2012, to consider a Corrective Plan filed by RMIC pursuant to a Summary Order issued by the NC DOI earlier in the year. The hearing is scheduled for October 16, 2012.

The full text of its announcement is included as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(C)	Exhibits

99.1	Press Release dated September 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: September 24, 2012	By:	/s/ Spencer LeRoy II
Spencer LeRoy III
Senior Vice President,
Secretary and General Counsel